DEBTOR: AMCV CRUISE OPERATIONS, INC.                CASE NUMBER: 01-10967 (EIK)

                                                                   EXHIBIT 99.10

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
------------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: AMCV CRUISE OPERATIONS, INC.                CASE NUMBER: 01-10967 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report

 19-Mar-02                                    Summary Of Bank,Investment & Petty Cash Accounts                        Attachment 1
  9:51 AM                                               AMCV Cruise Operations, Inc.
Summary                                                    Case No: 01-10967 (EIK)                                       UNAUDITED
AMCV Cruise Operations, Inc                              For Month Of February, 2002

                                               Balances
                                    -------------------------------         Receipts &           Bank
                                       Opening           Closing            Disbursements        Statements            Account
Account                             As Of 2/01/02     As Of 2/28/02         Included             Included              Reconciled
-------                             -------------     -------------         -------------        ----------            ----------
AHC - Certificate Of Deposit *       25,000.00          25,000.00           Yes                  No - Not              Yes
Bank One                                                                                         Concentration
Account # - 880058451981                                                                         Account

AHC - Certificate Of Deposit *       25,000.00          25,000.00           Yes                  No - Not              Yes
Bank One                                                                                         Concentration
Account # - 880058452369                                                                         Account

AMCV Cruise Ops                      72,293.45           8,357.80           Yes                  Yes                   Yes
Master Cash
First Union National Bank
Account # - 2090002602362

AMCV Escrow - Gohagan               219,911.95         220,191.38           Yes                  No - Not              Yes
LaSalle Bank                                                                                     Concentration
Account # - 62-8766-40-4                                                                         Account

American Classic Voyages                  0.00               0.00           No -                 No -                  No -
Fleet Bank                                                                  Account              Account               Account
Account # - 941-9148945                                                     closed               closed                closed

New Orleans Office                    8,074.29           7,421.30           Yes                  Not A Bank            Yes
Petty Cash                                                                                       Account

* Proceeds From Matured Certificates Of Deposit Being Retained By Bank One While They Pursue Recovery Of Equivalent Amounts Relating To Letters Of Credits That Were Exercised After The Filing For Bankruptcy Where These Certificates Of Deposits Were Collateral

 19-Mar-02                                                    Receipts & Disbursements                              Attachment 2-1
  9:52 AM                                                   AMCV Cruise Operations, Inc.
R&D - Bank One - AHC CD (86)                                   Case No: 01-10967 (EIK)                                   UNAUDITED
                                                                      Bank One
                                                             AHC Certificate Of Deposit
                                                              Account # - 880058451981
                                                           1 February 02 - 28 February 02

Opening Balance - 1 Feb 02
                                    25,000.00

Receipts

                                    ---------
                                         0.00         Total Receipts

Disbursements

                                    ---------
                                         0.00         Total Disbursements

Closing Balance - 28 Feb 02
                                    25,000.00

 19-Mar-02                                                    Receipts & Disbursements                              Attachment 2-2
  9:53 AM                                                   AMCV Cruise Operations, Inc.
R&D - Bank One - AHC CD (87)                                   Case No: 01-10967 (EIK)                                   UNAUDITED
                                                                      Bank One
                                                             AHC Certificate Of Deposit
                                                              Account # - 880058452369
                                                           1 February 02 - 28 February 02

Opening Balance - 1 Feb 02
                                    25,000.00

Receipts

                                    ---------
                                         0.00              Total Receipts

Disbursements

                                    ---------
                                         0.00              Total Disbursements

Closing Balance - 28 Feb 02
                                    25,000.00

 19-Mar-02                                                    Receipts & Disbursements                              Attachment 2-3
  10:28 AM                                                  AMCV Cruise Operations, Inc.
R&D - First Union                                              Case No: 01-10967 (EIK)                                   UNAUDITED
AMCV Cruise Ops Master Cash                                          First Union
                                                             AMCV Cruise Ops Master Cash
                                                              Account # - 2090002602362
                                                           1 February 02 - 28 February 02

Opening Balance - 1 Feb 02
                                      72,293.45


Receipts
                                      53,869.34            Misc Refunds & Commissions

                                     156,905.00            Federal Income Tax Refund

                                     146,368.00            Sale Of Assets

                                    -----------
                                     357,142.34            Total Receipts

Disbursements

                                    (420,000.00)           To The Delta Queen Steamboat Co. - Hibernia -
                                                             DQSC Master Cash - Account (812-395-335)
                                        (931.20)           Returned Deposits
                                        (146.79)           Bank Fees

                                    -----------
                                    (421,077.99)           Total Disbursements

Closing Balance - 28 Feb 02
                                       8,357.80

 19-Mar-02                                                     Receipts & Disbursements                             Attachment 2-4
  10:15 AM                                                     American Classic Voyages
R&D - LaSalle                                                   Case No: 01-10967 (EIK)                                  UNAUDITED
AMCV Escrow - Gohagan                                                   LaSalle
                                                                 AMCV Escrow - Gohagan
                                                               Account # - 62-8766-40-4
                                                            1 February 02 - 28 February 02

Opening Balance - 1 Feb 02
                                    219,911.95

Receipts
                                        279.43             Interest Earned

                                    -----------
                                        279.43             Total Receipts

Disbursements

                                    -----------
                                          0.00             Total Disbursements

Closing Balance - 28 Feb 02
                                    220,191.38

 19-Mar-02                                                    Receipts & Disbursements                              Attachment 2-5
  10:14 AM                                                  AMCV Cruise Operations, Inc.
R&D - NOLA                                                     Case No: 01-10967 (EIK)                                   UNAUDITED
Petty Cash                                                       New Orleans Office
                                                                     Petty Cash
                                                                   Account # - NA
                                                           1 February 02 - 28 February 02

Opening Balance - 1 Feb 02
                                    8,074.29

Receipts

                                    --------
                                        0.00          Total Receipts

Disbursements
                                      (89.17)         Reservation Dept Recognition Event

                                     (209.56)         Meals - Investor Groups

                                     (220.07)         Meal For Staff Stuffing Marketing Material

                                     (134.19)         Cleaning Expense

                                    --------
                                     (652.99)         Total Disbursements

Closing Balance - 28 Feb 02
                                    7,421.30

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 15:08:03
INCOME STATEMENT - ATTACHMENT 4                        Page:  1
Current Period: FEB-02

currency USD
Company=15 (AMCV OPS)

                                                         PTD-Actual
                                                          28-Feb-02
                                                       --------------
Revenue
Gross Revenue                                                    0.00
Allowances                                                       0.00
                                                       --------------
Net Revenue                                                      0.00

Operating Expenses
Air                                                              0.00
Hotel                                                            0.00
Commissions                                                      0.00
Onboard Expenses                                                 0.00
Passenger Expenses                                               0.00
Vessel Expenses                                                  0.00
Layup/Drydock Expense                                            0.00
Vessel Insurance                                                 0.00
                                                       --------------
Total Operating Expenses                                         0.00

                                                       --------------
Gross Profit                                                     0.00

SG&A Expenses
General and Admin Expenses                                 332,744.98
Sales & Marketing                                          118,834.09
Pre-Opening Costs                                                0.00
                                                       --------------
Total SG&A Expenses                                        451,579.07

                                                       --------------
EBITDA                                                    (451,579.07)

Depreciation                                                40,574.97
                                                       --------------
Operating Income                                          (492,154.04)

Other Expense/(Income)
Interest Income                                               (442.71)
Interest Expense                                           (10,406.23)
Equity in Earnings for Sub                                (421,653.16)
Reorganization expenses                                    238,890.81
Other expense                                                 (713.31)
                                                       --------------
Total Other Expense/(Income)                               648,981.72

                                                       --------------
Net Pretax Income/(Loss)                                (1,141,135.76)

Income Tax Expense                                               0.00

                                                       --------------
Net Income/(Loss)                                       (1,141,135.76)
                                                       ==============

AMCV US SET OF BOOKS                                   Date: 19-MAR-02 08:51:34
BALANCE SHEET - ATTACHMENT 5                           Page:  1
Current Period: FEB-2

currency USD
Company=15 (AMCV OPS)

                                                         YTD-Actual                   YTD-Actual
                                                          28-Feb-02                    22-Oct-01
                                                       --------------               --------------
ASSETS

Cash and Equivalent                                        116,123.28                 1,723,947.86

Restricted Cash                                            220,191.38                   219,000.00

Marketable Securities                                       50,000.00                    50,000.00

Accounts Receivable                                              0.00                    99,684.62

Inventories                                                      0.00                         0.00

Prepaid Expenses                                           620,918.04                   522,662.13

Other Current Assets                                        43,600.00                     1,750.00

                                                       --------------               --------------
Total Current Assets                                     1,050,832.70                 2,617,044.61

Fixed Assets                                             9,371,564.98                 9,371,627.23

Accumulated Depreciation                                  (616,066.68)                 (453,764.30)

                                                       --------------               --------------
Net Fixed Assets                                         8,755,498.30                 8,917,862.93

Net Goodwill                                                     0.00                         0.00

Intercompany Due To/From                                (3,071,985.98)                2,150,807.43

Net Deferred Financing Fees                                      0.00                         0.00

Net Investment in Subsidiaries                          64,730,932.93                66,329,274.35

                                                       --------------               --------------
Total Other Assets                                      61,658,946.95                68,480,081.78

                                                       --------------               --------------
Total Assets                                            71,465,277.95                80,014,989.32
                                                       --------------               --------------

AMCV US SET OF BOOKS                                   Date: 19-MAR-02 08:51:34
BALANCE SHEET - ATTACHMENT 5                                          Page:   2
Current Period: FEB-2

currency USD
Company=15 (AMCV OPS)

                                           YTD-Actual             YTD-Actual
                                           28-Feb-02              22-Oct-01
                                         --------------         --------------
LIABILITIES
Accounts Payable                              18,803.47               5,363.60

Accrued Liabilities                          288,369.90             289,488.87

Deposits                                           0.00                   0.00

                                         --------------         --------------
Total Current Liabilities                    307,173.37             294,852.47

Long Term Debt                                     0.00                   0.00

Other Long Term Liabilities                        0.00                   0.00

                                         --------------         --------------
Total Liabilities                            307,173.37             294,852.47

OTHER

Liabilities Subject to Compromise         29,594,397.49          32,307,000.02

                                         --------------         --------------
Total Other                               29,594,397.49          32,307,000.02

OWNER'S EQUITY

Common Stock                                  10,440.25              10,440.25

Add'l Paid In Capital                    112,772,392.56         112,772,392.56

Current Net Income (Loss)                 (3,457,992.15)        (37,037,717.81)

Retained Earnings                        (67,761,133.57)        (28,331,978.17)

                                         --------------         --------------
Total Owner's Equity                      41,563,707.09          47,413,136.83

                                         --------------         --------------
Total Liabilities & Equity                71,465,277.95          80,014,989.32
                                         --------------         --------------

AMCV Cruise Operators, Inc.                                          ATTACHMENT 6                                         01-10967
                                                       Summary List of Due To/Due From Accounts
                                                         For the Month Ended January 31, 2002

                                                                 BEGINNING                                              ENDING
AFFILIATE NAME                                CASE NUMBER         BALANCE            DEBITS            CREDITS          BALANCE
American Classic Voyages Co.                  01-10954         (78,665,013.71)     122,200.18       190,029.77       (78,732,843.30)
AMCV Holdings, Inc.                           01-10973                      -               -         9,601.84            (9,601.84)
The Delta Queen Steamboat Co.                 01-10970        (102,198,288.97)     616,543.45     1,393,793.29      (102,975,538.81)
DQSB II, Inc.                                 01-10974               1,194.40               -                -             1,194.40
Great AQ Steamboat, L.L.C.                    01-10960          22,754,903.63       21,031.71         4,205.50        22,771,729.84
Great Pacific NW Cruise Line, L.L.C.          01-10977           9,381,930.44       23,686.92                -         9,405,617.36
Great River Cruise Line, L.L.C.               01-10963           9,445,064.33       68,964.52        22,060.31         9,491,968.54
Great Ocean Cruise Line, L.L.C.               01-10959          21,402,571.63       16,539.67                -        21,419,111.30
Cruise America Travel, Incorporated           01-10966           4,058,348.63               -           784.15         4,057,564.48
Delta Queen Coastal Voyages, L.L.C.           01-10964            (191,346.38)              -                -          (191,346.38)
Cape Cod Light, L.L.C.                        01-10962           3,948,203.20          990.00                -         3,949,193.20
Cape May Light, L.L.C.                        01-10961           8,003,911.72       11,981.21                -         8,015,892.93
Project America, Inc.                         N/A               (4,501,203.46)          26.23                -        (4,501,177.23)
Oceanic Ship Co.                              N/A               57,282,581.01       12,937.00                -        57,295,518.01
Project America Ship I, Inc.                  N/A                  111,958.41               -                -           111,958.41
Ocean Development Co.                         01-10972           1,564,806.08        1,501.76        16,705.37         1,549,602.47
Great Hawaiian Cruise Line, Inc.              01-10975               1,574.81        5,962.92       104,193.53           (96,655.80)
Great Hawaiian Properties Corporation         01-10971          (6,116,875.06)              -                -        (6,116,875.06)
American Hawaii Properties Corporation        01-10976           5,190,220.67           74.35                -         5,190,295.02
Great Independence Ship Co.                   01-10969          36,645,690.42        8,734.00                -        36,654,424.42
CAT II, Inc.                                  01-10968           9,637,982.06               -                -         9,637,982.06
                                                             -----------------------------------------------------------------------
                                                                (2,241,786.14)     911,173.92     1,741,373.76        (3,071,985.98)
                                                             ======================================================================

                          AMCV Cruise Operations, Inc.
                                 01-10967 (EIK)

                            Accounts Receivable Aging
                             As of February 28, 2002

                                  Attachment 7

                                 Not Applicable

ACCOUNTS PAYABLE TRIAL BALANCE
AS OF FEBRUARY 28, 2002

LIABILITY ACCOUNT: 15-000-220102-00000

                                                                                             REMAINING
SUPPLIER NAME                       INVOICE NUMBER       INVOICE DATE       AMOUNT             AMOUNT     INVOICE DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
AMBLER TRS & TVL SVC INC #8762      341945                 22-Feb-02      $    600.00       $   600.00    GULICK/TROENDLE MQ#341945

AON RISK SERVICES, INC. OF IL       60-37681                9-Jan-02      $  1,968.00       $ 1,968.00    GENERAL&EXCESS LIAB PREM
                                                                                                            INSTALLMENT #2

BOLSUIS, GENE                       342163                 19-Feb-02      $    600.00       $   600.00    BOLSIUS MQ#342163

DIRECTV                             0032-006733024         26-Dec-01      $     60.33       $    60.33    #006733024
                                    0031-006733024         26-Nov-01      $     60.33       $    60.33    ACCT#006733024
                                    0024-006733024C        23-Apr-01      $   (659.33)      $  (659.33)   OVERPAID CK#4002327
                                                                                                            ACCT#006733024
                                    0030-006733024A        26-Oct-01      $     60.33       $    60.33    ACCT#006733024
                                    TOTAL FOR SUPPLIER:                   $   (478.34)      $  (478.34)

DIVERSEY LEVER, INC.                030706                 18-Dec-01      $     (8.97)      $    (8.97)   FUEL SURCHARGE CREDIT

EASYLINK SERVICES CORPORATION       0447620112             30-Nov-01      $        --       $    39.06    WVDA028639

EDELMAN PUBLIC RELATIONS
  WORLD WIDE                        INV-109372             14-Dec-01      $  3,205.47       $ 3,205.47    PR NOV'01

ENRIQUEZ, JULIAN DAVID              020202                  2-Feb-02      $    165.29       $   165.29    T&E 2/2/02

EQUISERVE L.P.                      G0113066               20-Feb-02      $  1,319.24       $ 1,319.24
                                    G0112010               22-Jan-02      $  1,465.38       $ 1,465.38
                                    G0110936               14-Dec-01      $  1,846.09       $ 1,846.09
                                    TOTAL FOR SUPPLIER:                   $  4,630.71       $ 4,630.71

FEDERAL EXPRESS                     4-094-86120             7-Feb-02      $     62.71       $    62.71    CHICAGO
                                    4-095-20409            13-Feb-02      $     26.02       $    26.02    CHICAGO
                                    TOTAL FOR SUPPLIER:                   $     88.73       $    88.73

ICS LOGISTICS                       0294081                 8-Feb-02      $    990.00       $   990.00
                                    0246815B               19-Oct-01      $  1,031.25       $ 1,031.25
                                    0275849B               26-Oct-01      $    651.75       $   651.75
                                    0245847B               12-Oct-01      $  1,056.00       $ 1,056.00
                                    TOTAL FOR SUPPLIER:                   $  3,729.00       $ 3,729.00

IOS CAPITAL                         52948867               28-Sep-01      $  1,322.52       $ 1,322.52    10/25-11/24/01
                                    52848199               17-Sep-01      $    152.50       $   152.50    10/12-11/11/01
                                    TOTAL FOR SUPPLIER:                   $  1,475.02       $ 1,475.02

ISLAND OASIS FROZEN
  COCKTAIL CO., INC                 111501                 15-Nov-01      $  1,137.25       $ 1,137.25

MCI WORLDCOM                        15912534               11-Jan-02      $     10.07       $    10.07    312 454-1459

                                                                                             REMAINING
SUPPLIER NAME                       INVOICE NUMBER       INVOICE DATE       AMOUNT             AMOUNT     INVOICE DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
                                    15819784               11-Nov-01      $      8.26       $     8.26    312 454-1459
                                                                          $     18.33       $    18.33

MCI WORLDCOM CONFERENCING           120101                  1-Dec-01      $    (46.07)      $   (46.07)   01-00005980958-00691

ORLAND TRAVEL                       343391                 19-Feb-02      $    600.00       $   600.00    BABBIT MQ#343391

RIVERSIDE GRAPHICS                  42306                  18-Feb-02      $     92.05       $    92.05    DUE DILIGENCE

SOMERSET REFINERY, INC.             12718B                 25-Oct-01      $  3,771.46       $     0.01    PO#11923

SOUTHWESTERN BELL                   0227 122401            24-Dec-01      $    (14.66)      $   (14.66)   314-436-0227-138-8
                                    8922 120401             4-Dec-01      $     (7.62)      $    (7.62)   573 221-8922 555-7
                                    TOTAL FOR SUPPLIER:                   $    (22.28)      $   (22.28)

STRINGER, PAM                       022002                 20-Feb-02      $    490.00       $   490.00    PARALEGAL SERVICES 2/20/02

VISION SERVICE PLAN                 12 079678 0005         22-Jan-02      $    256.46       $   256.46    12 079678 005 DEC'01
                                    012202E                22-Jan-02      $    (10.37)      $   (10.37)   12 079678 008 DEC'01
                                    012202D                22-Jan-02      $     16.76       $    16.76    12 079678 007 DEC'01
                                    012202C                22-Jan-02      $     86.21       $    86.21    12 079678 004 DEC'01
                                    012202B                22-Jan-02      $    161.15       $   161.15    12 079678 006 DEC'01
                                    TOTAL FOR SUPPLIER:                   $    510.21       $   510.21

WITHERS/SUDDATH RELOCATION
  SYSTEMS INC.                      145196                 30-Oct-01      $  1,040.00      $  10.00 60    DOLLIE LOADS

                                                                         -----------------------------
TOTAL FOR LIABILITY ACCOUNT:                                              $ 23,565.86      $ 18,803.47

                                                                         -----------------------------
TOTAL FOR REPORT:                                                         $ 23,565.86      $ 18,803.47
                                                                         =============================

DEBTOR: AMCV CRUISE OPERATIONS, INC.                CASE NUMBER: 01-10967 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information. Results of this review will be reflected in the March Operating Report.

2. Asset sales were completed in the Florida and Louisiana offices during February. Results of the auctions will be reflected in the March Operating Report.